UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 23, 2009

                       Frontier Communications Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          001-11001                                 06-0619596
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   (Commission File Number)               (IRS Employer Identification No.)


    3 High Ridge Park, Stamford, Connecticut                06905
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    (Address of principal executive offices)             (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04      Temporary Suspension of Trading under Registrant's Employee
               -----------------------------------------------------------
               Benefit Plans
               -------------

                    On March 23, 2009, Frontier Communications  Corporation (the
               "Company") sent a notice to its directors and executive officers informing them of a proposed blackout period (the "Blackout Period") regarding the Frontier Communications Corporation 401(k) Savings Plan (the "401(k) Plan"), and the prohibitions on engaging in any non-exempt transactions in equity securities of the Company during the Blackout Period, as well as during the regularly scheduled quarterly blackout periods applicable to directors and certain employees (including all executive officers) (the "Notice"). The Company's regularly scheduled quarterly blackout period began prior to the Blackout Period and may end prior to the end date of the Blackout Period.

                    The  Blackout  Period  is  required  in  order  to  effect a transition of the administration of the 401(k) Plan to a new service provider and is expected to commence during the week beginning April 19, 2009 and is expected to end during the week beginning May 17, 2009.

                    During the Blackout Period,  participants in the 401(k) Plan will be temporarily suspended from making certain transactions under the 401(k) Plan, including directing or diversifying investments, obtaining a loan from the 401(k) Plan, and obtaining a distribution or withdrawal from the 401(k) Plan. Notice of the Blackout Period was sent to all participants or beneficiaries under the 401(k) Plan on March 19, 2009.

                    The Notice  was  provided  to the  Company's  directors  and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

                    A participant in the 401(k) Plan, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period. Information may be obtained before, during and for at least two years after the Blackout Period by any of the following methods:

                  Mail  - Frontier Communications Corporation
                          3 High Ridge Park, Stamford, CT 06905
                          Attention: Corporate Secretary

                  Phone  - (203) 614-5600

                  Email  - frontier@frontiercorp.com
                           -------------------------

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (d)  Exhibits

               99.1 Notice   of   Blackout    Period    provided   to   Frontier
                    Communications Corporation directors and executive officers



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       FRONTIER COMMUNICATIONS CORPORATION



Date: March 23, 2009                  By:  /s/ Robert J. Larson
                                           -------------------------------
                                           Robert J. Larson
                                           Senior Vice President and
                                           Chief Accounting Officer





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